                           DVI BUSINESS TRUST 1998-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE SEPTEMBER 13, 1999


I. RECONCILIATION OF COLLECTION ACCOUNT:
           End of Period Collection Account Balance as of Prior Payment Date:                                      791,372.95
           Available Funds:
                     Contract Payments due and received in this period                                           4,119,233.81
                     Contract Payments due in prior period(s) and received in this period                          436,822.16
                     Contract Payments received in this period for next period                                     152,038.07
                     Sales, Use and Property Tax payments received                                                 115,498.29
                     Prepayment Amounts related to early termination in this period                              2,384,901.80
                     Servicer Advance                                                                              531,299.95
                     Proceeds received from recoveries on previously Defaulted Contracts                                 0.00
                     Transfer from Reserve Account                                                                   9,184.68
                     Interest earned on Collection Account                                                          11,618.01
                     Interest earned on Affiliated Account                                                           8,249.64
                     Proceeds from repurchase of Contracts per Contribution and Servicing
                         Agreement Section 5.03                                                                          0.00
                     Amounts paid per Contribution and Servicing Agreement Section 7.01
                         (Substituted contract < Predecessor contract)                                                   0.00
                     Amounts paid under insurance policies                                                               0.00
                     Maintenance, Late Charges and any other amounts                                               115,721.59
                                                                                                                -------------

           Total Available Funds                                                                                 8,675,940.95
           Less: Amounts to be Retained in Collection Account                                                      733,038.40
                                                                                                                -------------
           AMOUNT TO BE DISTRIBUTED                                                                              7,942,902.55
                                                                                                                =============




           DISTRIBUTION OF FUNDS:
                     1. To Trustee -  Fees                                                                               0.00
                     2. To Servicer, any unreimbursed Nonrecoverable Advances or
                              Servicer Advances                                                                    436,822.16
                     3. To Noteholders (For Servicer Report immediately following the Final Additional Closing Date)
                                   a) Class A1 Principal and Interest                                            3,811,730.46
                                   a) Class A2 Principal (distributed after A1 Note matures) and
                                        Interest                                                                 2,249,900.86
                                   a) Class A3 Principal (distributed after A1 and A2 Notes mature) and
                                        Interest                                                                   182,832.00
                                   b) Class B Principal and Interest                                               143,511.69
                                   c) Class C Principal and  Interest                                              162,950.41
                                   d) Class D Principal and Interest                                               166,423.35
                                   e) Class E Principal and Interest                                               173,335.20

                     4. To Reserve Account for Requirement per Indenture Agreement Section 3.08                          0.00
                     5. To Issuer - Residual  Principal and Interest and Reserve Account
                              Distribution
                                   a) Residual Interest (Provided no Restricting or Amortization
                                        Event in effect)                                                            51,595.29
                                   b) Residual Principal (Provided no Restricting or Amortization
                                        Event in effect)                                                           235,435.83
                                   c)  Reserve Account Distribution (Provided no Restricting or Amortization
                                        Event in effect)                                                             9,184.68
                     6. To Servicer, Tax, Maintenance, Late Charges and Bank Interest Earned and
                              Any Other Amounts                                                                    251,087.53
                     7. To Servicer, Servicing Fee and other Servicing Compensations                                68,093.09
                                                                                                                -------------
           TOTAL FUNDS DISTRIBUTED                                                                               7,942,902.55
                                                                                                                =============

                                                                                                                -------------
           End of Period Collection Account Balance {Includes Payments in Advance &                                733,038.40
               Restricting Event Funds (if any)}                                                                =============


II. RESERVE ACCOUNT

Beginning Balance                                                                                               $2,182,541.24
            - Add Investment Earnings                                                                                9,184.68
            - Add Transfer from Certificate Account (To Satisfy Reserve Account Requirement)                             0.00
            - Less Distribution to Certificate Account                                                               9,184.68
                                                                                                                -------------
End of period balance                                                                                           $2,182,541.24
                                                                                                                =============
Reserve Account Requirement (Lesser of: (i) Initial Reserve Account Required Amount, or
(ii) Sum of Class A, Class B, Class C, Class D, and Class E Note Balances                                       $2,182,541.24
                                                                                                                =============

                           DVI BUSINESS TRUST 1998-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE SEPTEMBER 13, 1999


III. CLASS A NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class A Notes
                          Pool A                                                123,251,664.01
                          Pool B                                                 35,631,838.04
                                                                 ------------------------------
                                                                                                                    158,883,502.05

Class A Overdue Interest, if any                                                          0.00
Class A Monthly Interest - Pool A                                                   582,547.07
Class A Monthly Interest - Pool B                                                   168,413.34

Class A Overdue Principal, if any                                                         0.00
Class A Monthly Principal - Pool A                                                4,009,839.75
Class A Monthly Principal - Pool B                                                1,483,663.16
                                                                 ------------------------------
                                                                                                                      5,493,502.91
Ending Principal Balance of the Class A Notes
                          Pool A                                                119,241,824.26
                          Pool B                                                 34,148,174.88
                                                                 ------------------------------
                                                                                                        ---------------------------
                                                                                                                    153,389,999.14
                                                                                                        ===========================

-------------------------------------------------------------------------------------------------------------------------------
Interest Paid Per $1,000                      Principal Paid Per $1,000                               Ending Principal
Original Face $190,972,000                    Original Face $190,972,000                              Balance Factor
$         3.932306                            $        28.766012                                             80.320675%
-------------------------------------------------------------------------------------------------------------------------------

IV. CLASS A NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class A Notes
                          Class A1                                                3,793,502.05
                          Class A2                                              117,000,000.00
                          Class A3                                               38,090,000.00
                                                                 ------------------------------
                                                                                                                    158,883,502.05
Class A Monthly Interest
                          Class A1 (Actual Number Days/360)                          18,228.41
                          Class A2                                                  549,900.00
                          Class A3                                                  182,832.00

Class A Monthly Principal
                          Class A1                                                3,793,502.05
                          Class A2                                                1,700,000.86
                          Class A3                                                        0.00
                                                                 ------------------------------
                                                                                                                      5,493,502.91
Ending Principal Balance of the Class A2 Notes
                          Class A1                                                        0.00
                          Class A2                                              115,299,999.14
                          Class A3                                               38,090,000.00
                                                                 ------------------------------         ---------------------------
                                                                                                                    153,389,999.14
                                                                                                        ===========================

                            DVI BUSINESS TRUST 1998-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE SEPTEMBER 13, 1999



V. CLASS B NOTE PRINCIPAL BALANCE
           Beginning Principal Balance of the Class B Notes
                                          Pool A                                   2,817,125.94
                                          Pool B                                     814,422.67
                                                                 -------------------------------
                                                                                                                   3,631,548.61

           Class B Overdue Interest, if any                                                0.00
           Class B Monthly Interest - Pool A                                          13,921.30
           Class B Monthly Interest - Pool B                                           4,024.61
           Class B Overdue Principal, if any                                               0.00
           Class B Monthly Principal - Pool A                                         91,653.48
           Class B Monthly Principal - Pool B                                         33,912.30
                                                                 -------------------------------
                                                                                                                     125,565.78
           Ending Principal Balance of the Class B Notes
                                          Pool A                                   2,725,472.46
                                          Pool B                                     780,510.37
                                                                 -------------------------------
                                                                                                        ------------------------
                                                                                                                   3,505,982.83
                                                                                                        ========================

           -------------------------------------------------------------------------------------------------------------------
           Interest Paid Per $1,000                 Principal Paid Per $1,000                        Ending Principal
           Original Face $4,365,000                 Original Face $4,365,000                         Balance Factor
           $        4.111320                        $       28.766502                                       80.320340%
           -------------------------------------------------------------------------------------------------------------------

VI. CLASS C NOTE PRINCIPAL BALANCE
           Beginning Principal Balance of the Class C Notes
                                          Pool A                                   3,169,510.75
                                          Pool B                                     916,311.44
                                                                 -------------------------------
                                                                                                                   4,085,822.19

           Class C Overdue Interest, if any                                                0.00
           Class C Monthly Interest - Pool A                                          16,824.82
           Class C Monthly Interest - Pool B                                           4,864.09
           Class C Overdue Principal, if any                                               0.00
           Class C Monthly Principal - Pool A                                        103,110.16
           Class C Monthly Principal - Pool B                                         38,151.34
                                                                 -------------------------------
                                                                                                                     141,261.50
           Ending Principal Balance of the Class C Notes
                                          Pool A                                   3,066,400.59
                                          Pool B                                     878,160.10
                                                                 -------------------------------
                                                                                                        ------------------------
                                                                                                                   3,944,560.69
                                                                                                        ========================

           -------------------------------------------------------------------------------------------------------------------
           Interest Paid Per $1,000                 Principal Paid Per $1,000                        Ending Principal
           Original Face $4,910,955                 Original Face $4,910,955                         Balance Factor
           $        4.416434                        $       28.764568                                       80.321662%
           -------------------------------------------------------------------------------------------------------------------

                            DVI BUSINESS TRUST 1998-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE SEPTEMBER 13, 1999


VII. CLASS D NOTE PRINCIPAL BALANCE

           Beginning Principal Balance of the Class D Notes
                                          Pool A                                     3,169,510.75
                                          Pool B                                       916,311.44
                                                                   -------------------------------
                                                                                                                       4,085,822.19

           Class D Overdue Interest, if any                                                  0.00
           Class D Monthly Interest - Pool A                                            19,518.90
           Class D Monthly Interest - Pool B                                             5,642.95
           Class D Overdue Principal, if any                                                 0.00
           Class D Monthly Principal - Pool A                                          103,110.16
           Class D Monthly Principal - Pool B                                           38,151.34
                                                                   -------------------------------
                                                                                                                         141,261.50
           Ending Principal Balance of the Class D Notes
                                          Pool A                                     3,066,400.59
                                          Pool B                                       878,160.10
                                                                   -------------------------------
                                                                                                          --------------------------
                                                                                                                       3,944,560.69
                                                                                                          ==========================

           -------------------------------------------------------------------------------------------------------------------
           Interest Paid Per $1,000                 Principal Paid Per $1,000                        Ending Principal
           Original Face $4,910,955                 Original Face $4,910,955                         Balance Factor
           $        5.123616                        $       28.764568                                       80.321662%
           -------------------------------------------------------------------------------------------------------------------

VIII.   CLASS E NOTE PRINCIPAL BALANCE
           Beginning Principal Balance of the Class E Notes
                                          Pool A                                   3,169,510.75
                                          Pool B                                     916,311.44
                                                                 -------------------------------
                                                                                                                   4,085,822.19

           Class E Overdue Interest, if any                                                0.00
           Class E Monthly Interest - Pool A                                          24,880.66
           Class E Monthly Interest - Pool B                                           7,193.04
           Class E Overdue Principal, if any                                               0.00
           Class E Monthly Principal - Pool A                                        103,110.16
           Class E Monthly Principal - Pool B                                         38,151.34
                                                                 -------------------------------
                                                                                                                     141,261.50
           Ending Principal Balance of the Class E Notes
                                          Pool A                                   3,066,400.59
                                          Pool B                                     878,160.10
                                                                 -------------------------------
                                                                                                        ------------------------
                                                                                                                   3,944,560.69
                                                                                                        ========================

           -------------------------------------------------------------------------------------------------------------------
           Interest Paid Per $1,000                 Principal Paid Per $1,000                        Ending Principal
           Original Face $4,910,955                 Original Face $4,910,955                         Balance Factor
           $        6.531051                        $       28.764568                                       80.321662%
           -------------------------------------------------------------------------------------------------------------------

                            DVI BUSINESS TRUST 1998-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE SEPTEMBER 13, 1999


IX.   ISSUERS RESIDUAL PRINCIPAL BALANCE

           Beginning Residual Principal Balance
                                          Pool A                           5,282,025.03
                                          Pool B                           1,527,012.17
                                                                 -----------------------
                                                                                                                      6,809,037.20

           Residual Interest - Pool A                                         42,119.56
           Residual Interest - Pool B                                          9,475.73
           Residual Principal - Pool A                                       171,850.27
           Residual Principal - Pool B                                        63,585.56
                                                                 -----------------------
                                                                                                                        235,435.83
           Ending Residual Principal Balance
                                          Pool A                           5,110,174.76
                                          Pool B                           1,463,426.61
                                                                 -----------------------
                                                                                                         --------------------------
                                                                                                                      6,573,601.37
                                                                                                         ==========================

X.   PAYMENT TO SERVICER

            - Collection period Servicer Fee                                                                             68,093.09
            - Servicer Advances reimbursement                                                                           436,822.16
            - Tax, Maintenance, Late Charges, Bank Interest and
               other amounts                                                                                            251,087.53
                                                                                                         --------------------------
           Total amounts due to Servicer                                                                                756,002.78
                                                                                                         ==========================

                            DVI BUSINESS TRUST 1998-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE SEPTEMBER 13, 1999

XI. AGGREGATE DISCOUNTED CONTRACT BALANCE

POOL A
              Aggregate Discounted Contract Balance, as defined in
               Indenture Agreement, at the beginning of the related Collection
               Period                                                                                                140,859,347.27

              Aggregate Discounted Contract Balance of Additional Contracts
               acquired during Collection Period                                                                               0.00

              Decline in Aggregate Discounted Contract Balance                                                         4,582,674.00

              Aggregate Discounted Contract Balance, as defined in Indenture                             ---------------------------
               Agreement, at the ending of the related Collection Period                                              136,276,673.27
                                                                                                         ===========================





              Components of Decline in Aggregate Discounted Contract Balance:
                  - Principal portion of Contract Payments  and Servicer Advances           2,365,983.54

                  - Principal portion of Prepayment Amounts                                 2,216,690.46

                  - Principal portion of Contracts repurchased under Indenture
                         Agreement Section 4.02                                                     0.00

                  - Aggregate Discounted Contract Balance of Contracts that have
                         become Defaulted Contracts during the Collection Period                    0.00

                  - Aggregate Discounted Contract Balance of Substitute Contracts
                         added during Collection Period                                             0.00

                  - Aggregate Discounted Contract Balance of Predecessor Contracts
                         withdrawn during Collection Period                                         0.00

                                                                                       ------------------
                              Total Decline in Aggregate Discounted Contract Balance        4,582,674.00
                                                                                       ==================


POOL B
              Aggregate Discounted Contract Balance, as defined in Indenture
                 Agreement, at the beginning of the related Collection Period                                         40,722,207.07

              Aggregate Discounted Contract Balance of Additional Contracts
                 acquired during Collection Period                                                                             0.00

              Decline in Aggregate Discounted Contract Balance                                                         1,695,615.04

              Aggregate Discounted Contract Balance, as defined in Indenture
                 Agreement, at the ending of the related Collection Period
                                                                                                         ---------------------------
                                                                                                                      39,026,592.03
                                                                                                         ===========================

              Components of Decline in Aggregate Discounted Contract Balance:
                  - Principal portion of Contract Payments  and Servicer Advances           1,533,983.71

                  - Principal portion of Prepayment Amounts                                   161,631.33

                  - Principal portion of Contracts repurchased under Indenture
                    Agreement Section 4.02                                                          0.00

                  - Aggregate Discounted Contract Balance of Contracts that have
                    become Defaulted Contracts during the Collection Period                         0.00

                  - Aggregate Discounted Contract Balance of Substitute Contracts
                    added during Collection Period                                                  0.00

                  - Aggregate Discounted Contract Balance of Predecessor Contracts
                    withdrawn during Collection Period                                              0.00

                                                                                       ------------------
                              Total Decline in Aggregate Discounted Contract Balance        1,695,615.04
                                                                                       ==================

                                                                                                         ---------------------------
AGGREGATE DISCOUNTED CONTRACT BALANCE AT THE END OF THE RELATED COLLECTION PERIOD                                    175,303,265.30
                                                                                                         ===========================

                            DVI BUSINESS TRUST 1998-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE SEPTEMBER 13, 1999


 XIII.   CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - PREPAYMENTS

           POOL A
                                                                                                                     Predecessor
                                                                           Discounted         Predecessor            Discounted
           Lease #       Lessee Name                                       Present Value      Lease #                Present Value
           --------------------------------------                          --------------     ---------------        -------------
                           NONE










                                                                           ------------                              --------------
                                                             Totals:              $0.00                                      $0.00

           a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                                          $0.00
           b) ADCB OF POOL A AT CLOSING DATE                                                                       $161,410,790.25
           c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                   0.00%

 DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
 a)  Total discounted Contract Balance of Predecessor Receivables                               $0.00
 b)  Total discounted Contract Balance of Substitute Receivables                                $0.00
 c)  If (a) > (b), amount to be deposited in Collection Account per
     Contribution & Servicing Agreement Section 7.02                                            $0.00

 CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD
                               YES                           NO  X
                               ---                           -----


           POOL B
                                                                                                                     Predecessor
                                                                           Discounted         Predecessor            Discounted
           Lease #       Lessee Name                                       Present Value      Lease #                Present Value
           --------------------------------------                          --------------     ---------------        -------------
                           NONE









                                                                            -------------                            -------------
                                                            Totals:                 $0.00                                    $0.00


           a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                                          $0.00
           b) ADCB OF POOL B AT CLOSING DATE                                                                        $56,843,333.29
           c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL UNLESS
              RATING AGENCY APPROVES)                                                                                         0.00%

         * ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED
           (>180 DAYS), THE SERVICER HAS FAILED TO ADVANCE, OR
           A BANKRUPTCY PETITION HAS BEEN FILED

 DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
 a)  Total discounted Contract Balance of Predecessor Receivables                                    $0.00
 b)  Total discounted Contract Balance of Substitute Receivables                                     $0.00
 c)  If (a) > (b), amount to be deposited in Collection Account per
     Contribution & Servicing Agreement Section 7.02                                                 $0.00

 CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD
                                YES                          NO X
                                ----                         ----

                            DVI BUSINESS TRUST 1998-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE SEPTEMBER 13, 1999


 XIV. CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - NON-PERFORMING (POOL A) & GENERAL RIGHTS (POOL B)


           POOL A - NON-PERFORMING
                                                                                                                     Predecessor
                                                                           Discounted         Predecessor            Discounted
           Lease #       Lessee Name                                       Present Value      Lease #                Present Value
           --------------------------------------                          --------------     ---------------        -------------
                           None










                                                                           ------------                              --------------
                                                             Totals:              $0.00                                      $0.00

           a) DISCOUNTED CONTRACT BALANCES OF ALL NON-PERFORMING CONTRACTS                                                    0.00
           b) ADCB OF POOL A AT CLOSING DATE                                                                       $161,410,790.25
           c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                   0.00%

 DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
 a)  Total discounted Contract Balance of Predecessor Receivables                               $0.00
 b)  Total discounted Contract Balance of Substitute Receivables                                $0.00
 c)  If (a) > (b), amount to be deposited in Collection Account per
     Contribution & Servicing Agreement Section 7.02                                            $0.00

 CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD
                               YES                           NO  X
                               ---                           -----


           POOL B - GENERAL CONTRACT SUBSTITUTION RIGHTS
                                                                                                                     Predecessor
                                                                           Discounted         Predecessor            Discounted
           Lease #       Lessee Name                                       Present Value      Lease #                Present Value
           --------------------------------------                          --------------     ---------------        -------------
                           None









                                                                            -------------                            -------------
                                                            Totals:                 $0.00                                    $0.00


           a) DISCOUNTED CONTRACT BALANCES OF ALL CONTRACTS SUBSTITUTED                                                      $0.00
           b) ADCB OF POOL B AT CLOSING DATE                                                                        $56,843,333.29
           c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                   0.00%

         * ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED
           (>180 DAYS), THE SERVICER HAS DECLINED TO ADVANCE OR
           A BANKRUPTCY PETITION HAS BEEN FILED.

 DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
 a)  Total discounted Contract Balance of Predecessor Receivables                                    $0.00
 b)  Total discounted Contract Balance of Substitute Receivables                                     $0.00
 c)  If (a) > (b), amount to be deposited in Collection Account per
     Contribution & Servicing Agreement Section 7.02                                                 $0.00

 CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD
                                YES                          NO X
                                ----                         ----

                           DVI BUSINESS TRUST 1998-2
                                SERVICER REPORT
                    FOR THE PAYMENT DATE SEPTEMBER 13, 1999

    XV.    POOL PERFORMANCE MEASUREMENTS


    1.                                AGGREGATE DISCOUNTED CONTRACT BALANCE

           CONTRACTS DELINQUENT > 90 DAYS                                     TOTAL OUTSTANDING CONTRACTS

           This Month                                4,594,677.25             This Month                     175,303,265.30
           1 Month Prior                             6,779,696.29             1 Month Prior                  181,581,554.34
           2 Months Prior                            4,136,334.97             2 Months Prior                 186,307,081.50

           Total                                    15,510,708.51             Total                          543,191,901.14

           a) 3 MONTH AVERAGE                        5,170,236.17             b) 3 MONTH AVERAGE             181,063,967.05

           c) a/b                                           2.86%




    2.     Does a Delinquency Condition Exist (1c > 6%)?
                                                                                                  Yes              No      X
                                                                                                      ---------        ---------

    3.     Restricting Event Check

           A. A Delinquency Condition exists for current period?                                  Yes              No      X
                                                                                                       ---------       ---------
           B. An Indenture Event of Default has occurred and is then continuing?                  Yes              No      X
                                                                                                       ---------       ---------

    4.     Has a Servicer Event of Default occurred?                                              Yes              No      X
                                                                                                       ---------       ---------


    5.     Amortization Event Check

           A. Is 1c  > 8% ?                                                                       Yes              No      X
                                                                                                      ---------        ---------
           B. Bankruptcy, insolvency, reorganization; default/violation of any covenant
              or obligation not remedied within 90 days?                                          Yes              No      X
                                                                                                      ---------        ---------
           C. As of any Determination date, the sum of all defaulted contracts since
              the Closing date exceeds 6% of the ADCB on the Closing Date?                        Yes              No      X
                                                                                                      ---------        ---------




    6.     Aggregate Discounted Contract Balance at Closing Date                                   Balance          $218,254,123.54
                                                                                                                    ---------------


           DELINQUENT LEASE SUMMARY

                                  Days Past Due               Current Pool Balance                 # Leases
                                  -------------               --------------------                 --------
                                        31 - 60                       2,756,299.94                      160
                                        61 - 90                       2,953,242.86                       50
                                       91 - 180                       4,594,677.25                       82


           Approved By:
           Lisa J. Cruikshank
           Vice President